UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including Zip Code)
(877) 202-2666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the update effectuated by Finance of America Companies Inc. (the “Company”), as described in Item 5.03 of this Current Report on Form 8-K (this “Report”), the Third Amended and Restated Limited Liability Company Agreement (the “A&R LLCA”) of Finance of America Equity Capital LLC (“FOAEC”), a subsidiary that the Company controls in an “UP-C” structure, became effective on July 31, 2026. The A&R LLCA: (i) clarifies transfer restrictions on FOAEC’s Class A Units related to shares of the Company’s Class B Common Stock, (ii) provides that majority approval is sufficient for action by written consent of FOAEC’s Board of Managers and (iii) incorporates other conforming and technical updates.

The foregoing description of the A&R LLCA reflects a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the A&R LLCA, which is filed hereto as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 1.01 and Item 5.03 of this Report is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Charter

On July 31, 2026 (the “Filing Effective Time”), the Company’s Second Amended and Restated Certificate of Incorporation (the “A&R Charter”) became effective upon filing with the Delaware Secretary of State. As previously disclosed, upon the recommendation of the Company’s Board of Directors, the A&R Charter was approved by a written consent action of the Company’s stockholders holding (i) a majority in voting power of the outstanding shares of capital stock of the Company, acting as a single class, and (ii) a majority in voting power of the outstanding shares of the Company’s Class B Common Stock, acting as a separate class.

The A&R Charter, among other things, (i) reclassifies the outstanding shares of the Company’s Class B Common Stock such that each holder of outstanding FOAEC Class A Units holds, following the reclassification, a number of shares of the Company’s Class B Common Stock equal to the number of FOAEC Class A Units held by such holder, (ii) provides that each share of the Company’s Class B Common Stock shall have one vote on matters on which the holders of the Company’s Class B Common Stock are entitled to vote, (iii) makes changes to reflect recent amendments to the General Corporation Law of the State of Delaware (the “DGCL”), including the ability to provide for the exculpation of the Company’s executive officers and (iv) includes other technical changes, including to reflect the repurchase of equity previously held by affiliates of Blackstone Inc.

The material terms of the A&R Charter are described in the Company’s definitive Information Statement, dated July 10, 2026 (the “Information Statement”), under the following headings, and with the descriptions contained thereunder incorporated by reference herein:

•Action I: Changes Reflected in the Second Amended and Restated Charter to Provide for Parity of Class B Common Stock Relative to LLC Units
•Action II: Change Reflected in the Second Amended and Restated Charter to Provide for Exculpation of Officers
•Action III: Other Technical Changes Reflected in the Second Amended and Restated Charter

Effective immediately upon the Filing Effective Time, each share of the Company’s Class B Common Stock issued and outstanding immediately prior to the Filing Effective Time and held of record by a holder of FOAEC Class A Units as of the Filing Effective Time was automatically reclassified as a number of shares of the Company’s Class B Common Stock equal to the number of FOAEC Class A Units held by such holder as of the Filing Effective Time.

The foregoing description of the A&R Charter reflects a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the A&R Charter, which is filed hereto as Exhibit 3.1 to this Report and incorporated herein by reference.

Second Amended and Restated Bylaws

On July 31, 2026, concurrently with the effectiveness of the A&R Charter, the Company’s Second Amended and Restated Bylaws (the “A&R Bylaws”) became effective, as approved by the Company’s Board of Directors. Among other items, the A&R Bylaws: (i) reflect recent developments and clarifying revisions related to Delaware law and the federal securities laws (including with respect to stockholder proposals and meetings) and (ii) make other technical changes.

The A&R Bylaws include the following revisions:

•updates to the procedural and disclosure requirements for stockholder nominations of directors or proposals of other business at the Company’s meetings of stockholders (including both annual and special meetings of stockholders) under the Company’s advance notice provisions, including, without limitation, (i) incorporating universal proxy card rules pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (ii) requiring additional representations of stockholders nominating a director or proposing business, requiring additional information to be included in such stockholders’ notices and requiring such stockholders to make certain agreements, and (iii) in the case of director nominations, requiring additional information about director nominees to be included in stockholders’ notices, requiring director nominees to complete a questionnaire with respect to such director nominee’s background, qualification and independence, and requiring director nominees to make certain representations and agreements;
•addition of details on conduct of stockholder meetings, including adjournment procedures, and modifying stockholder list requirements, based on recent amendments to the DGCL;
•clarified that the Company may purchase and maintain insurance to protect any person that is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, regardless of whether the Company could indemnify such person against such expense, liability or loss under the DGCL; and
•other ministerial, clarifying and conforming changes.

The foregoing description of the A&R Bylaws reflects a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the A&R Bylaws, which is filed hereto as Exhibit 3.2 to this Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Second Amended and Restated Certificate of Incorporation of Finance of America Companies Inc.
3.2	Second Amended and Restated Bylaws of Finance of America Companies Inc.
10.1	Third Amended and Restated Limited Liability Company Agreement, dated as of July 31, 2026, of Finance of America Equity Capital LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date:	August 3, 2026	By:	/s/ Matthew A. Engel
Name: Matthew A. Engel
Title: Chief Financial Officer